NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Conservative Fund

Supplement dated September 27, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund among the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant.  Nationwide Fund Advisors, the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time.  Accordingly, the Summary Prospectus is amended as set forth below.  The principal investment strategies of the Fund remain unchanged.

Effective September 30, 2013, the Summary Prospectus is amended as follows:

1.           The second paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by seeking income and, secondarily, long-term growth of capital.  Through investments in the Underlying Funds and the Nationwide Contract, the Fund invests heavily in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, and a relatively small portion of its assets in equity securities, such as common stocks of U.S. companies.  As of the date of this Prospectus, the Fund allocates approximately 77% of its net assets in bonds and approximately 18% in stocks.  The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE